UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Digerati Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

8023 Vantage Dr., Suite 660, San Antonio, TX	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 614-7240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on August 30, 2022, Digerati Technologies, Inc., a Nevada corporation (“Digerati”) entered into a Business Combination Agreement (the “Original Business Combination Agreement”), by and among Digerati, Minority Equality Opportunities Acquisition Inc., a Delaware corporation (“MEOA”), and MEOA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of MEOA (“Merger Sub”).

As previously disclosed, on February 14, February 24, May 1, and May 30, 2023, the parties to the Business Combination Agreement entered into four amendments to the Original Business Combination Agreement (the Original Business Combination Agreement, as amended by each amendment, the “Business Combination Agreement”).

As previously disclosed, the Business Combination Agreement provided, among other things, that Merger Sub was to merge with and into Digerati, with Digerati as the surviving company in the merger and, after giving effect to such merger, Digerati being a wholly-owned subsidiary of MEOA (the “Merger”). In addition, MEOA was to be renamed Verve Technologies Corporation. In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the closing, among other things, each share of Digerati common stock outstanding as of immediately prior to the closing was to be exchanged for shares of MEOA common stock, par value $0.0001 per share, based upon the exchange ratio set forth in the Business Combination Agreement.

On June 15, 2023, Digerati terminated the Business Combination Agreement pursuant to Section 7.1(d) of the Business Combination Agreement. Digerati terminated the Business Combination Agreement because the transaction did not close on or prior to the June 15, 2023 termination date of the Business Combination Agreement. Prior to June 15th, The Nasdaq Stock Market had halted the trading of the securities of MEOA since May 24th. Following this halt, the parties to the Business Combination Agreement did not obtain, prior to June 15th, Nasdaq’s approval of the initial listing application for the combined company in connection with the transactions contemplated by the Business Combination Agreement.

As of June 22, 2023, neither party has sought a termination fee pursuant to the Business Combination Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2023	Digerati Technologies, Inc.

	By:	/s/ Arthur L. Smith
Arthur L. Smith
Chief Executive Officer

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